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                                                                   EXHIBIT 10.16


                        FIRST AMENDMENT TO LOAN AGREEMENT

        THIS FIRST AMENDMENT TO LOAN AGREEMENT ("First Amendment") is entered into as of May 30, 1997, between LEGEND PROPERTIES, INC. ("Legend"), as Borrower, and RGI Holdings, Inc.
("Holdings"), as Lender.

                                    RECITALS

        A. Legend and Holdings entered into that certain Loan Agreement dated as of March 31, 1997 (the "Loan Agreement"), pursuant to which Holdings agreed to make loans to Legend during the period beginning March 31, 1997 and ending December 31, 1997, in the aggregate principal sum of $8,500,000.00 (the "Commitment").

        B. Legend and Holdings desire to increase the Commitment to $17,000,000.00.

        NOW, THEREFORE, Legend and Holdings hereby agree as follows:

        1. Section 1.1 of the Loan Agreement is hereby amended by replacing "$8,500,000" with "$17,000,000." As a condition precedent to the increase in the Commitment, Borrower shall execute and deliver to Lender the following documents:

           a.  This First Amendment;

           b. A replacement promissory note in the form attached hereto, which shall replace Exhibit A to the Loan Agreement;

           c. Amendments to the Guaranty and Deeds of Trust in form and substance satisfactory to Lender;

           d. Evidence of the Borrower's corporate authority to enter into this First Amendment; and

           e. Evidence reasonably satisfactory to Lender concerning the perfection and priority of its Lien on the Mortgaged Property, as security for the increased amount of the Loan Commitment.

        2. Except as amended by this First Amendment, all other terms of the Loan Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their respective officers or agents thereunto duly authorized as of the date first above written.

BORROWER:                              LENDER:

LEGEND PROPERTIES, INC.                RGI HOLDINGS, INC.

By  /s/ RAYMOND J. WHITTY              By /s/ KENNETH L. UPTAIN
   --------------------------            -----------------------------
   Raymond J. Whitty                     Kenneth L. Uptain
Its Treasurer                          Its President


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